EXHIBIT 10.1
                                                                 ------------

                           ASSIGNMENT AND BILL OF SALE

STATE OF WEST VIRGINIA

COUNTY OF MARION

         THIS ASSIGNMENT AND BILL OF SALE is made this 14th day of August, 2006, by and between George Hillyer, Trustee of Texas Energy Trust Company (TETCO) (a Delaware Business Trust) , BOK Operating Company, a Delaware Corporation, and Prima Oil Company, Inc. a Delaware Corporation (hereinafter "Assignor") and Trans Energy, Inc., a Nevada Corporation (hereinafter "Assignee").

         For and in consideration of the sum of ten dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions hereinafter set out, Assignor does hereby grant, bargain, sell, transfer, assign, convey and deliver to Assignee, all its right, title and interest in the following described leases, wells, equipment and rolling stock:

                              SEE ATTACHED EXHIBIT

         Further assigning rights of ways and roads that may be needed to maintain produce and abandon said wells.

         TO HAVE AND TO HOLD the Leases and Wells unto Assignee, its respective successors and assigns, forever.

         This Assignment and Bill of Sale is made without warranty of title to the Well, either express or implied. TO THE EXTENT THAT THE WELLS ASSIGNED HEREBY INCLUDES INTERESTS IN PERSONAL PROPERTY AND FIXTURES, THIS ASSIGNMENT IS MADE WITHOUT WARRANTIES, EITHER EXPRESS OR IMPLIED, AND, SPECIFICALLY, WITHOUT WARRANTY AS TO MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF SUCH INTERESTS IN PERSONAL PROPERTY AND FIXTURES BEING ASSIGNED HEREIN ON A "WHERE IS" AND "AS IS" BASIS.

         Assignee does hereby agree to become responsible for the plugging and abandoning of the Wells assigned hereby and for any reclamation of the lands after plugging and abandoning operations are completed, as of the Effective Time of this Assignment and Bill of Sale, and that at such time a Well is abandoned, such will be properly plugged in accordance with the applicable rules and regulations of the State of West Virginia or other jurisdictional authorities, if any, effective at that time the Wells is plugged and abandoned. Further, Assignor does hereby agree to transfer to Assignee any bond presently made by or on behalf of Assignor with the State of West Virginia. Assignee does further agree to satisfy any and all statutory requirements and other obligations including all laws, ordinances, rules and regulations (federal, state and municipal), which exist or which may arise from the assignment of the Wells and ownership thereof as of the Effective Time.

         This Assignment and Bill of Sale shall be effective as of 7:00 a.m., Local time on August 14, 2006, (the "Effective Time"), and all production, revenue, costs, expenses and other liabilities (the "Assets and Liabilities") attributable to the Wells occurring before the Effective Time shall belong to Assignor, and all Assets and Liabilities occurring after the Effective Time shall belong to Assignee. Assignor shall own all oil in tankage attributable to the Wells as of the Effective Time. Such production will be marketed by Assignee

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

who shall account to Assignor for Assignor's share of such net proceeds within 30 days of the date such production is so marketed and sold. For purposes of allocation of routine production costs, and expenses, it is stipulated that the production income shall be determined on the basis of deliveries to purchasers, and expenses shall be determined on the basis of monthly billing by operators. Assignee hereby agrees that it has inspected the Wells assigned and conveyed herein and that it accepts the same in its present condition. Upon Assignee submitting written documentation to Assignor evidencing full agencies to designate Assignee as Operator, Assignee hereby agrees to assume operations of and all responsibility and liability for (including, but not limited to, plugging responsibilities) said Wells, the casing, leasehold equipment and personal property in and on said Well from the effective date of such transfer of operations.

         Notwithstanding anything contained herein to the contrary, Assignee agrees to protect, defend, indemnify and hold Assignor and its employees free and harmless from and against any and all costs, expenses (including but not limited to reasonable attorney fees), claims, demands and causes of action of every kind and character arising out of, incident to, or in connection with the Wells, or arising directly or indirectly from Assignee's or other party's operations of the Wells. Assignee assumes full responsibility for, and agrees to indemnify, hold harmless and defend Assignor from and against all loss, liability, claims, fines, expenses, costs (including attorney's fees and expenses) and causes of action caused by or arising out of any federal, state or local laws, rules, orders and regulations applicable to any waste material or hazardous substances on or included with the Wells or the presence, disposal, release or threatened release of waste material or hazardous substance from the Wells into the atmosphere or into or upon land or any water course or body of water, including ground water, whether or not attributable to Assignor's activities or the activities of Assignor's officers, employees or agents, or to the activities of third parties (regardless of whether or not Assignor was or is aware of such activities) prior to, during or after the period of Assignor's ownership of the Wells. This indemnification and assumption shall apply to liability for voluntary environmental response actions undertaken pursuant to the Comprehensive Environmental Response Compensation and Liability Act (CERCLA) or nay other federal, state or local law.

         Assignor shall be responsible for payment of all taxes relating to the Wells prior to the Effective Time. Assignee shall be responsible for payment of all taxes relating to the Wells from and after the Effective Time. Regardless of when assessed or due, ad valorem and all other taxes based on production attributable to the Wells shall be the obligation of the party entitled to the production during the period on which such tax is based. Taxes payable on an annual basis shall be prorated between Assignor and Assignee as of the Effective Time. If applicable, all sales taxes related to the sale of the Wells assigned hereby shall be borne and paid by Assignee.

         This Assignment and Bill of Sale shall be binding upon and inure to the benefit of Assignor and Assignee, their respective successors, personal representatives, heirs, devisees, and assigns, forever. Assignor agrees to execute any additional documents necessary to carry out the terms of this agreement.

         IN WITNESS WHEREOF, this Assignment and Bill of Sale is executed on ________________, effective however, at the Effective Time.

                                    ASSIGNOR:

                                      TEXAS ENERGY TRUST COMPANY

                                      By:  _______________________________

                                      Its:  _______________________________


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



                                      PRIMA OIL COMPANY, INC.

                                      By:  _______________________________

                                      Its:   _______________________________


                                      BOK OPERATING COMPANY

                                      By:  _______________________________

                                      Its:   _______________________________

                                    ASSIGNEE:

                                     TRANS ENERGY, INC.

                                     By:  _______________________________

                                     Its:  _______________________________



STATE OF __________________  )
                                                          ) SS
COUNTY OF ________________  )

     The  foregoing  instrument  was  acknowledged  before  me this  ____ day of

___________, 2006, by _______________, ___________________ of Texas Energy Trust

 Company (TETCO) (a Delaware Business Trust).


My Commission Expires:

---------------------                       ------------------------------------
                                                                   Notary Public


STATE OF __________________  )
                                                          ) SS
COUNTY OF ________________  )


     The  foregoing  instrument  was  acknowledged  before me this  _____ day of

____________, 2006, by _______________, ____________________, Prima Oil Company,

 Inc. on behalf of said corporation.


My Commission Expires:

---------------------                       ------------------------------------
                                                                   Notary Public


STATE OF __________________  )
                                                          ) SS
COUNTY OF ________________  )


         The foregoing instrument was acknowledged before me this _____ day of

 ____________, 2006, by _______________, _______________________, BOK Operating

Cmpany on behalf of said corporation.


My Commission Expires:

---------------------                       ------------------------------------
                                                                   Notary Public

STATE OF __________________  )
                                                          ) SS
COUNTY OF ________________  )


         The foregoing instrument was acknowledged before me this _____ day of

____________, 2006, by _______________, _______________________, Trans Energy,

 Inc. on behalf of said corporation.


My Commission Expires:

---------------------                       ------------------------------------
                                                                   Notary Public



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This  instrument  prepared by Richard L.  Starkey,  Attorney At Law,  914 Market
Street, Suite 302, Parkersburg, West Virginia.